                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          SUMMIT MEDICAL SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                               [PRELIMINARY COPY]

                          SUMMIT MEDICAL SYSTEMS, INC.
                         1801 WEST END AVENUE, SUITE 750
                           NASHVILLE, TENNESSEE 37203


Dear Shareholder:

         You are cordially invited to attend a Special Meeting of the shareholders of Summit Medical Systems, Inc. (the "Company") to be held at the Loews Vanderbilt Plaza, 2100 West End Avenue, Nashville, Tennessee 37203, on January 29, 1999, at 8:00 a.m. (the "Special Meeting").

         At the Special Meeting, you will be asked to consider and vote upon an amendment to the Articles of Incorporation changing the name of the Company from "Summit Medical Systems, Inc." to "Celeris Corporation" (the "Amendment"). The enclosed Notice of Special Meeting and Proxy Statement more fully describes the business to be transacted at the Special Meeting.

         Whether or not you plan to attend the Special Meeting, please complete, sign, date and mail the enclosed proxy card promptly. If you attend the Special Meeting, you may revoke such proxy and vote in person if you wish, even if you have previously returned your proxy card. If you do not attend the Special Meeting, you may still revoke such proxy at any time prior to the Special Meeting by providing written notice of such revocation to Paul R. Johnson, Secretary and Chief Financial Officer of the Company. YOUR PROMPT COOPERATION WILL BE GREATLY APPRECIATED.

                                          Sincerely,

                                          /s/ Barbara A. Cannon

Nashville, Tennessee                      Barbara A. Cannon
January [8],1998                          President and Chief Executive Officer

                               [PRELIMINARY COPY]

                          SUMMIT MEDICAL SYSTEMS, INC.
                         1801 WEST END AVENUE, SUITE 750
                           NASHVILLE, TENNESSEE 37203

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 29, 1999

TO THE SHAREHOLDERS OF SUMMIT MEDICAL SYSTEMS, INC.:

         Notice is hereby given that the Special Meeting of Shareholders of Summit Medical Systems, Inc., a Minnesota corporation (the "Company"), will be held at Loews Vanderbilt Plaza, 2100 West End Avenue, Nashville, Tennessee 37203, on January 29, 1999, at 8:00 a.m. (the "Special Meeting").

         The Special Meeting is being held for the following purposes:

         1. To approve an amendment to the Articles of Incorporation of the Company to change the name of the Company from "Summit Medical Systems, Inc." to "Celeris Corporation."

         2. To transact such other business as may properly come before the meeting or any adjournment thereof.

         ONLY SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON DECEMBER 23, 1998, WILL BE ENTITLED TO NOTICE OF AND TO VOTE AT THE MEETING AND ANY ADJOURNMENT THEREOF. WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE SPECIAL MEETING, PLEASE SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE AT YOUR EARLIEST CONVENIENCE. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD. IF YOU DO NOT ATTEND THE SPECIAL MEETING, YOU MAY STILL REVOKE SUCH PROXY AT ANY TIME PRIOR TO THE SPECIAL MEETING BY PROVIDING WRITTEN NOTICE OF SUCH REVOCATION TO PAUL R. JOHNSON, SECRETARY AND CHIEF FINANCIAL OFFICER OF THE COMPANY. YOUR PROMPT COOPERATION WILL BE GREATLY APPRECIATED.

                                          BY ORDER OF THE
                                          BOARD OF DIRECTORS,

                                          /s/ Barbara A. Cannon

Nashville, Tennessee                      Barbara A. Cannon
January [8],1998                          President and Chief Executive Officer

                               [PRELIMINARY COPY]

                          SUMMIT MEDICAL SYSTEMS, INC.
                         1801 WEST END AVENUE, SUITE 750
                           NASHVILLE, TENNESSEE 37203

                                 PROXY STATEMENT
                                       FOR
                         SPECIAL MEETING OF SHAREHOLDERS

                                JANUARY 29, 1999


                             SOLICITATION OF PROXIES

         This Proxy Statement is furnished to shareholders of Summit Medical Systems, Inc. (the "Company"), in connection with the solicitation of proxies for use at the Special Meeting of Shareholders (or any adjournment thereof) to be held at Loews Vanderbilt Plaza, 2100 West End Avenue, Nashville, Tennessee 37203, at 8:00 a.m., on January 29, 1999 (the "Special Meeting"). The accompanying proxy is being solicited by the Board of Directors of the Company. This Proxy Statement and the accompanying form of proxy are being mailed to shareholders commencing on or about January [8], 1999.

         At the Special Meeting, holders of common stock, par value $.01, of the Company (the "Company Common Stock") will be asked to consider and vote upon an amendment to the Articles of Incorporation changing the name of the Company from "Summit Medical Systems, Inc." to "Celeris Corporation" (the "Amendment").

         The cost of preparing, assembling and mailing the Notice of Special Meeting, this Proxy Statement and the form of proxy, including the reimbursement of banks, brokers and other nominees for forwarding proxy materials to beneficial owners, will be borne by the Company. Proxies may also be solicited personally or by telephone by directors, officers and employees of the Company who will receive no additional compensation.

                   VOTING, EXECUTION AND REVOCATION OF PROXIES

         Only shareholders of record at the close of business on December 23, 1998, the record date, will be entitled to notice of and to vote at the Annual Meeting. On December 23, 1998, the Company had [number of shares outstanding] shares of Company Common Stock outstanding and entitled to vote at the Special Meeting and there were [number of holders] holders of Company Common Stock. Each share of Company Common Stock entitles the holder to one vote on all matters to come before the Special Meeting. There is no cumulative voting.

         Shares represented by a proxy will be voted in the manner directed by the shareholder. If a shareholder returns an executed proxy but does not indicate a vote for or against on the proxy, the proxy will be voted (i) for the Amendment and (ii) in accordance with the judgment of the persons named in the proxy as to such other matters as may properly come before the Special Meeting. If a shareholder returns a proxy and abstains from voting on the Amendment, the shares represented by such proxy will be considered present for purposes of determining the presence of a quorum at the Special Meeting and as unvoted, although present and entitled to vote, for purposes of determining the approval of the Amendment. Accordingly, an abstention will be the equivalent of a vote against the Amendment. If a broker submits a proxy which indicates that the broker does not have discretionary authority as to certain shares to vote on the Amendment, those shares will be counted as shares that are present for purposes of determining the presence of a quorum at the Special Meeting, but will not be considered present and entitled to vote for purposes of determining the approval of the Amendment.

         WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD PROMPTLY. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY REVOKE SUCH PROXY AND VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD. IF YOU DO NOT ATTEND THE SPECIAL MEETING, YOU MAY STILL REVOKE SUCH PROXY AT ANY TIME PRIOR TO THE SPECIAL MEETING BY PROVIDING WRITTEN NOTICE OF SUCH REVOCATION TO THE COMPANY. ANY SUCH WRITTEN NOTICE OF REVOCATION OR SUBSEQUENTLY DATED PROXY SHOULD BE MAILED OR DELIVERED TO PAUL R. JOHNSON, SECRETARY AND CHIEF FINANCIAL OFFICER, SUMMIT MEDICAL SYSTEMS, INC., 1801 WEST END AVENUE, SUITE 750, NASHVILLE, TENNESSEE 37203. YOUR PROMPT CONSIDERATION WILL BE GREATLY APPRECIATED.


                                    PROPOSAL

            TO APPROVE AN AMENDMENT TO THE ARTICLES OF INCORPORATION
                     TO CHANGE THE NAME OF THE COMPANY FROM
            "SUMMIT MEDICAL SYSTEMS, INC." TO "CELERIS CORPORATION."

         The Board of Directors has approved, and recommends that the Company's shareholders approve and adopt an amendment to the Company's Articles of Incorporation to provide for a change in the Company's name from "Summit Medical Systems, Inc." to "Celeris Corporation." Under the Minnesota Business Corporation Act a change in corporate name requires an amendment to a corporation's articles of incorporation that must be approved by the affirmative vote of the corporation's shareholders.

         In Latin, "celeris" means swift or agile. As a result, the Company has chosen the name "Celeris" to reflect its mission to provide specialty clinical research services to pharmaceutical, medical device and biotechnology manufacturers which will enable these manufacturers to bring their products to market quickly. The Board of Directors believes the proposed name distinguishes the Company's services--a focus on speeding the course of clinical trials--and operational philosophy--efficiency and responsiveness--from competitors. The proposed name change is part of the Company's strategy to focus its operations in specialty clinical research services and consulting. The Board of Directors believes that operation under a new identity is a preferable way to signal the Company's new focus and will better allow for expansion into the Company's targeted markets. In addition, as part of the previously announced asset sale of the Company's healthcare provider software segment, the Company has transferred its rights in the name "Summit Medical" to the asset purchaser. If the Amendment is not approved by the shareholders, the Company will be obligated under the asset purchase agreement to identify an alternative name.

         If approved, the Amendment would become effective upon filing with the Secretary of State of the State of Minnesota, which would take place as soon as practicable following the Special Meeting. Upon approval and implementation of the change in the Company's name from "Summit Medical Systems, Inc." to "Celeris Corporation" the Company will change its listing symbol on the Nasdaq National Market System from "SUMT" to "CRSC."

         APPROVAL OF THE AMENDMENT REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF THE GREATER OF (1) A MAJORITY OF THE VOTING POWER OF THE SHARES OF COMPANY COMMON STOCK PRESENT AND ENTITLED TO VOTE AT THE SPECIAL MEETING, OR (2) A MAJORITY OF THE VOTING POWER OF THE MINIMUM NUMBER OF SHARES OF COMPANY COMMON STOCK ENTITLED TO VOTE THAT WOULD CONSTITUTE A QUORUM FOR THE TRANSACTION OF BUSINESS AT THE SPECIAL MEETING. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE NAME CHANGE.

                             PRINCIPAL SHAREHOLDERS

         The following table sets forth as of December 23, 1998 (unless otherwise indicated), information regarding the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to beneficially own 5% or more of the outstanding shares of Common Stock, (ii) each of the Company's directors, (iii) each of the Company's Named Executive Officers and
(iv) all directors and executive officers as a group. Except as otherwise indicated, all persons listed below have sole voting and investment powers with respect to the shares indicated:

Name and Address of Beneficial Owner                                                    Number        Percent(1)
John M. Nehra(2)(3) ..................................................................  1,156,091        12.2%
     1119 S. Paul Street
     Baltimore, MD 21202

Catalyst Ventures, Limited Partnership
     and New Enterprise Associates VI,
     Limited Partnership(4)...........................................................  1,065,414        11.3
     1119 St. Paul Street
     Baltimore, MD 21202

Dimensional Fund Advisors(5)..........................................................    757,100         8.0
     1299 Ocean Avenue
     11th Floor
     Santa Monica, CA  90401

Edward F. Sweeney.....................................................................    744,897         7.9
     27101 N. Agua Verde Dr.
     Rio Verde, AZ  85263

Charles L. McIntosh, M.D., Ph.D.(6)...................................................    739,989         7.8
     C.L. McIntosh & Associates, Inc.
     12300 Twinbrook Parkway, Suite 625
     Rockville, MD  20852

Oxford Partners and Cook Gulf, Inc.(7) ...............................................    501,000         5.3
     126 Attawa Ave. NW
     Grand Rapids, MI  49503

Barbara A. Cannon(8)..................................................................    242,685         2.5
     Summit Medical Systems, Inc.
     1801 West End Avenue, Suite 750
     Nashville, TN 37203

Kent J. Thiry (9)(10) ................................................................    237,333         2.5
     1850 Gateway Drive
     Suite 500
     San Mateo, CA 94404

Donald F. Fortin, M.D.(11) ...........................................................    222,730         2.3
     Summit Medical Systems, Inc.
     5150 McCrimmon Parkway, Suite 405
     Morrisville, NC 27560

Richard B. Fontaine(12)...............................................................     68,666         *
     155 Webster Crt.
     Park City, UT 84060

Lisa K. Olson(13).....................................................................     45,819         *
     C.L. McIntosh & Associates, Inc.
     12300 Twinbrook Parkway, Suite 625
     Rockville, MD  20852

John Robbins(14)......................................................................     25,000         *
     Summit Medical Systems, Inc.
     1801 West End Avenue, Suite 750
     Nashville, TN 37203

W. Hudson Connery, Jr.(15) ...........................................................     12,666         *
     5520 South Stanford
     Nashville, TN 37215

Peter T. Garahan(16)..................................................................      8,666         *
     10200 Akhpamar Dr.
     Great Falls, VA  22066

All executive officers and directors as a
     group (17).......................................................................  2,759,645       27.6

-------------------

* Represents beneficial ownership of less than 1%.

(1) Shares of Common Stock subject to options exercisable on or before February 21, 1999 ("Currently Exercisable Options") are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person.

(2)      Includes 88,999 shares issuable pursuant to Currently Exercisable
         Options.

(3) Includes shares owned by Catalyst Ventures, Limited Partnership ("Catalyst") and New Enterprise Associates, VI ("NEAVI"). Mr. Nehra, a director of the Company, is managing general partner of Catalyst.
         He is also a general partner of the general partner of NEA VI. By virtue of these positions, Mr. Nehra may be deemed to share voting and investment control over the shares owned by Catalyst and NEA VI. Therefore, Mr. Nehra may be deemed a beneficial owner of those shares. Mr. Nehra disclaims any beneficial ownership of such shares.

(4) Based on a Schedule 13G, dated February 10, 1998, Catalyst is record holder of 412,081 shares and NEA VI is record holder of 653,333 shares. By virtue of their relationship as affiliated partnerships, Catalyst and NEA VI may be deemed to share voting and investment control over such shares. Therefore, each of Catalyst and NEA VI may be deemed to beneficially own all of such shares. Each of Catalyst and NEA VI disclaims beneficial ownership of any shares which it does not hold of record.

(5) Based on a Schedule 13G, dated February 11, 1998, Dimensional Fund Advisors is record holder of 489,100 shares, DFA Investment Dimensions Group, Inc. is record holder of 89,600 shares and The DFA Investment Trust Company is record holder of 178,400 shares. By virtue of the fact that officers of Dimensional Fund Advisors serve as officers of the two other entities, Dimensional Fund Advisors may be deemed to share voting and investment control over such shares. Dimensional Fund Advisors disclaims beneficial of such shares.

(6)      Includes 14,250 shares issuable pursuant to Currently Exercisable
         Options.

(7) Oxford Partners is record holder of 155,000 shares and Cook Golf, Inc. is record holder of 346,000 shares. By virtue of their relationship as affiliated entities Oxford and Cook may be deemed to share voting and investment control over such shares. Therefore, each of Oxford and Cook may be deemed to beneficially own all of such shares.

(8)      Includes 133,594 shares issuable pursuant to Currently Exercisable
         Options.

(9)      Includes 17,333 shares issuable pursuant to Currently Exercisable
         Options.

(10) Mr. Thiry, a director of the Company, is President, Chief Executive Officer and a director of Vivra. By virtue of these positions, Mr. Thiry may be deemed to share voting and investment control over the 220,000 shares owned by Vivra. Therefore, Mr. Thiry may be deemed a beneficial owner of those shares. Mr. Thiry disclaims any beneficial ownership of such shares.

(11)     Includes 215,230 shares issuable pursuant to Currently Exercisable
         Options.

(12)     Includes 38,666 shares issuable pursuant to Currently Exercisable
         Options.

(13)     Includes 35,082 shares issuable pursuant to Currently Exercisable
         Options.

(14)     Includes 25,000 shares issuable pursuant to Currently Exercisable
         Options.

(15)     Includes 8,666 shares issuable pursuant to Currently Exercisable
         Options.

(16)     Includes 6,666 shares issuable pursuant to Currently Exercisable
         Options.

(17)     Includes 583,486 shares issuable pursuant to Currently Exercisable
         Options.

                            SHAREHOLDER PROPOSALS FOR
                     THE 1999 ANNUAL MEETING OF SHAREHOLDERS

       Any shareholder who wished to present a proposal for action at the 1999 Annual Meeting of Shareholders and who wished to have it set forth in the 1999 Proxy Statement and identified in the form of proxy prepared by the Company must have notified the Company at the Company's principal executive offices, 1801 West End Avenue, Suite 750, Nashville, Tennessee 37203, Attention: Secretary, in such manner so that such notice was received by the Company by December 20, 1998. Any such proposal must have been in the form required under the rules and regulations promulgated by the Securities and Exchange Commission. The Company did not receive any shareholder proposals prior to the required date. In addition, the form of proxy issued with the Company's 1999 Proxy Statement will confer discretionary authority to vote for or against any proposal made by a shareholder at the 1999 Annual Meeting which is not included in the 1999 Proxy Statement. However, under the rules of the Securities and Exchange Commission, such discretionary authority may not be exercised if the shareholder proponent has given the Secretary of the Company notice of such proposal prior to March 3, 1999 and certain other conditions provided for in the rules of the Securities and Exchange Commission exist.


                                  OTHER MATTERS

       The Board of Directors of the Company knows of no other matters that are intended to be brought before the Special Meeting other than matters described in the Notice of Special Meeting mailed together with this Proxy Statement. If other matters, of which the Board of Directors is not aware, are presented for action, it is the intention of the persons named in the enclosed form of proxy to vote on such matters in their sole discretion.



                                        By Order of the Board of Directors,

                                        /s/ Barbara A. Cannon

                                        Barbara A. Cannon
January [8], 1999                       President and Chief Executive Officer

                                                                      Appendix A

                              [Front of Proxy Card]

                          SUMMIT MEDICAL SYSTEMS, INC.

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD JANUARY 29, 1999
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       The undersigned hereby appoints Barbara A. Cannon and Paul R. Johnson as proxies, each with the power to appoint a substitute, and hereby authorizes them to present and to vote, as designated below, all shares of capital stock of Summit Medical Systems, Inc. (the "Company") the undersigned is entitled to vote at the Special Meeting of Shareholders of the Company, to be held on January 29, 1999, and at all adjournments thereof:

1. PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION OF THE COMPANY TO CHANGE THE NAME OF THE COMPANY FROM "SUMMIT MEDICAL SYSTEMS, INC." TO "CELERIS CORPORATION."

         [ ]   FOR         [ ]   AGAINST          [ ]   ABSTAIN


             (CONTINUED, AND TO BE SIGNED AND DATED, ON OTHER SIDE)





                              [Back of Proxy Card]

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION
              IS MADE, THIS PROXY WILL BE VOTED FOR THE ABOVE ITEM.

INSTRUCTIONS: Please sign exactly as your name appears on the label affixed hereto. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in the full corporate name by an authorized officer. If a partnership, please sign in partnership name by authorized person.



----------------------------------          ------------------------------------
           Signature                              Signature if held jointly


----------------------------------          ------------------------------------
        Please print name                             Please print name

Dated:                          , 1999
      -------------------------

                  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
          PROMPTLY. A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.